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                                                                EXHIBIT 23.2

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 24, 1995, included in ICOT Corporation's Form 10-K for the year ended July 29, 1995, and to all references to our Firm included in this Registration Statement.




                                             ARTHUR ANDERSEN LLP


San Jose, California
October 4, 1996